UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 18, 2004

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington	000-31031	75-2743995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(561) 893-8670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 18, 2004, the Board of Directors of Airspan Networks, Inc. (the “Company”) appointed a new member to the Company’s Board of Directors. The addition of Randall E. Curran brings the Board’s membership to eight. The Company anticipates that Mr. Curran will be named to the Company’s Audit Committee.

There are no arrangements or understandings pursuant to which Mr. Curran was selected as a director.

On October 18, 2004, the Company issued a press release with respect to the appointment of Mr. Curran, a copy of which is attached, and incorporated herein by reference, as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1 - Press Release dated October 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2004

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated October 18, 2004